Long term debt - Convertible Debenture (Details) - Convertible debentures	Mar. 15, 2017 CAD ($) $ / shares
Debt Instrument [Line Items]
Face amount of long term debt | $	$ 40,000,000.0
Conversion interest rate	5.50%
Conversion price (in CAD per share) | $ / shares	$ 10.85
Conversion ratio	0.0921659
Threshold percentage of share price for conversion	125.00%
Redemption price as a percentage of the principal amount	101.00%